UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

July 24, 2024

Date of Report (Date of earliest event reported)

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive,
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously announced, on February 19, 2024, Capital One Financial Corporation, a Delaware corporation (“Capital One” or “the Company”), entered into an agreement and plan of merger (the “Merger Agreement”), by and among Capital One, Discover Financial Services, a Delaware corporation (“Discover”) and Vega Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which (a) Merger Sub will merge with and into Discover, with Discover as the surviving entity in the merger (the “Merger”); (b) immediately following the Merger, Discover, as the surviving entity, will merge with and into Capital One, with Capital One as the surviving entity in the second-step merger (the “Second Step Merger” and together with the Merger, the “Mergers”); and (c) immediately following the Second Step Merger, Discover Bank (“Discover Bank”), a Delaware-chartered and wholly owned subsidiary of Discover, will merge with and into Capital One’s wholly owned national bank subsidiary, Capital One National Association (“CONA”), with CONA as the surviving entity in the bank merger (the “CONA Bank Merger,” and collectively with the Merger and the Second Step Merger, the “Transaction”).

In connection with the Transaction, Capital One previously disclosed certain unaudited pro forma condensed combined financial information and related notes under the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” in Amendment No. 1 to its Registration Statement on Form S-4, filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2024, including, but not limited to: (i) unaudited pro forma condensed combined statements of income for the three months ended March 31, 2024 and the year ended December 31, 2023 and (ii) an unaudited pro forma condensed combined balance sheet as of March 31, 2024 (the information in this section, the “Prior Pro Forma Financial Information”).

This Current Report on Form 8-K (this “Report”) is being filed to update the Prior Pro Forma Financial Information in connection with recent developments, including, but not limited to, Discover’s recent announcement of Discover Bank’s entry into a Purchase Agreement with Santiago Holdings, LP, an Ontario limited partnership and an affiliate of each of Carlyle and KKR (“Santiago Holdings”), pursuant to which Discover Bank agreed to sell its private student loan portfolio to Santiago Holdings (the “Discover Student Loan Sale”), with Firstmark Services, a division of Nelnet Inc., assuming responsibility for servicing the portfolio upon the sale.

The consummation of the Transaction and the other transactions contemplated by the Merger Agreement are not conditioned on the consummation of the Discover Student Loan Sale.

To the extent that the information herein differs from or updates information previously disclosed in the Prior Pro Forma Financial Information, such information herein shall supplement and supersede the information previously disclosed.

Forward Looking Statements

Information in this communication, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the Transaction between Capital One and Discover, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Capital One or Discover to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies and other anticipated benefits from the Transaction may not be fully realized or may take longer than anticipated to be realized, the risk that revenues following the Transaction may be lower than expected and/or the risk that certain expenses, such as the provision for credit losses, of Discover, or Capital One following the Transaction, may be greater than expected, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction, (3) the risk that the integration of

Discover’s business and operations into Capital One, including the integration into Capital One’s compliance management program, will be materially delayed or will be more costly or difficult than expected, or that Capital One is otherwise unable to successfully integrate Discover’s businesses into its own, including as a result of unexpected factors or events, (4) the possibility that the requisite regulatory, stockholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that requisite regulatory approvals may result in the imposition of conditions that could adversely affect Capital One or the expected benefits of the Transaction following the closing of the Transaction), (5) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the Transaction, (6) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in completing the Transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (7) the dilution caused by the issuance of additional shares of Capital One’s common stock in connection with the Transaction, (8) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) risks related to management and oversight of the expanded business and operations of Capital One following the Transaction due to the increased size and complexity of its business, (10) the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the Transaction or the size, scope and complexity of Capital One’s business operations following the Transaction, (11) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Capital One before or after the Transaction, or against Discover, (12) the risk that expectations regarding the timing, completion and accounting and tax treatments of the Transaction are not met, (13) the risk that any announcements relating to the Transaction could have adverse effects on the market price of Capital One’s common stock, (14) certain restrictions during the pendency of the Transaction, (15) the diversion of management’s attention from ongoing business operations and opportunities, (16) Capital One’s and Discover’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing, (17) effects of the announcement, pendency or completion of the Transaction on Capital One’s or Discover’s ability to retain customers and retain and hire key personnel and maintain relationships with Capital One’s and Discover’s suppliers and other business partners, and on Capital One’s and Discover’s operating results and businesses generally, (18) general competitive, economic, political and market conditions and other factors that may affect future results of Capital One and Discover, including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities and (19) any other factors that may affect Capital One’s future results or the future results of Discover; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Additional factors which could affect future results of Capital One and Discover can be found in Capital One’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and Discover’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Capital One and Discover disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Important Information About the Transaction and Where to Find It

Capital One filed a registration statement on Form S-4 (No. 333-278812) with the SEC on April 18, 2024, as amended on June 14, 2024, to register the shares of Capital One’s common stock that will be issued to Discover stockholders in connection with the Transaction. The registration statement, which is not yet effective, includes a preliminary joint proxy statement of Capital One and Discover that also constitutes a preliminary prospectus of Capital One. If and when the registration statement becomes effective and the joint proxy statement/prospectus is in definitive form, such joint proxy statement/prospectus will be sent to the stockholders of each of Capital One and Discover in connection with the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS (AND ANY OTHER AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH

THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Capital One or Discover through the website maintained by the SEC at http://www.sec.gov or by contacting the investor relations department of Capital One or Discover at:

Capital One Financial Corporation	Discover Financial Services
1680 Capital One Drive	2500 Lake Cook Road
McLean, VA 22102	Riverwoods, IL 60015
Attention: Investor Relations	Attention: Investor Relations
investorrelations@capitalone.com	investorrelations@discover.com
(703) 720-1000	(224) 405-4555

Before making any voting or investment decision, investors and security holders of Capital One and Discover are urged to read carefully the entire registration statement and preliminary joint proxy statement/prospectus, including any amendments thereto when they become available, because they contain or will contain important information about the Transaction. Free copies of these documents may be obtained as described above.

Participants in Solicitation

Capital One, Discover and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of each of Capital One and Discover in connection with the Transaction. Information regarding the directors and executive officers of Capital One and Discover and other persons who may be deemed participants in the solicitation of the stockholders of Capital One or of Discover in connection with the Transaction will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed by Capital One with the SEC. Information about the directors and executive officers of Capital One and their ownership of Capital One common stock can also be found in Capital One’s definitive proxy statement in connection with its 2024 annual meeting of stockholders, as filed with the SEC on March 20, 2024, and other documents subsequently filed by Capital One with the SEC. Information about the directors and executive officers of Discover and their ownership of Discover common stock can also be found in Discover’s definitive proxy statement in connection with its 2024 annual meeting of stockholders, as filed with the SEC on March 15, 2024, and other documents subsequently filed by Discover with the SEC. Additional information regarding the interests of such participants is included in the preliminary joint proxy statement/prospectus and other relevant documents regarding the Transaction filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information.

The following unaudited pro forma condensed combined financial information and notes thereto, in order to give effect to the Mergers, the Discover Student Loan Sale, and the related transaction accounting adjustments (pro forma adjustments) described in the accompanying notes, including, but not limited to: (i) unaudited pro forma condensed combined statements of income for the three months ended March 31, 2024 and the year ended December 31, 2023 and (ii) an unaudited pro forma condensed combined balance sheet as of March 31, 2024, are filed as Exhibit 99.1 to this Report and are incorporated herein by reference. For the avoidance of doubt, any defined terms in Exhibit 99.1 shall have the meanings ascribed to them in Exhibit 99.1, and such defined terms shall be read separately from the defined terms otherwise included in this Report.

All the pro forma financial statements and other pro forma information included in this Report has been prepared on the basis of certain assumptions and estimates and is subject to other uncertainties and does not purport to reflect what Capital One’s actual results of operations or financial condition or this pro forma information would have been had the Transaction been consummated on the dates assumed for purposes of such pro forma financial statements and information or to be indicative of Capital One’s financial condition, results of operations or metrics as of or for any future date or period.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information of Capital One Financial Corporation and Discover Financial Services as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: July 24, 2024	By:	/s/ TIMOTHY P. GOLDEN
Timothy P. Golden
SVP, Controller and Principal Accounting Officer